Exhibit 4.2

ROSS STORES, INC.
OFFICERS’ CERTIFICATE

October 21, 2020

The undersigned, Travis Marquette, Group Senior Vice President and Chief Financial Officer, and William W. Sheehan, Senior Vice President, Finance, of Ross Stores, Inc., a Delaware corporation (the “Company”), pursuant to resolutions (the “Resolutions”) of the Board of Directors of the Company adopted on September 30, 2020, pursuant to Sections 2.1 and 2.3 of the indenture, dated as of September 18, 2014 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), do hereby adopt the following resolutions:

RESOLVED, that there is hereby established two series of securities under the Indenture with the following terms:

(i) The securities are entitled 0.875% Senior Notes due 2026 (the “2026 Notes”) and 1.875% Senior Notes due 2031 (the “2031 Notes” and, together with the 2026 Notes, the “Securities”).

(ii) The 2026 Notes are limited in aggregate principal amount to $500,000,000 (except for 2026 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2026 Notes pursuant to Sections 2.8, 2.9, 2.13 or 9.5 of the Indenture). The 2031 Notes are limited in aggregate principal amount to $500,000,000 (except for 2031 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2031 Notes pursuant to Sections 2.8, 2.9, 2.13 or 9.5 of the Indenture); provided the Company may, without the consent of holders of any series of the Securities, issue additional debt securities having the same ranking and the same interest rate, maturity and other terms as the applicable series of Securities, which additional debt securities together with the Securities of the applicable series will constitute a single series of debt securities under the Indenture.

(iii) The principal amount of the 2026 Notes will mature on April 15, 2026, subject to the provisions of the Indenture relating to acceleration. The principal amount of the 2031 Notes will mature on April 15, 2031, subject to the provisions of the Indenture relating to acceleration.

(iv) The Securities of each series will bear interest from October 21, 2020. The 2026 Notes will bear interest at the rate of 0.875% per annum, or as may be adjusted pursuant to the terms thereof. The 2031 Notes will bear interest at a rate of 1.875% per annum or as may be adjusted pursuant to the terms thereof. Interest on the Securities of each series shall be payable on each April 15 and October 15, commencing April 15, 2021, to the holders of record of the Securities on the April 1 or October 1, as the case may be, preceding such April 15 or October 15. Interest on the Securities of each series will be computed on the basis of a 360 day year of twelve 30-day months.

(v) The principal of and interest on the Securities of each series will be payable at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, in the United States, which shall be initially the corporate trust office of the

Trustee; provided, however, that at the option of the Company, such payment of interest may be made by check mailed to the person entitled thereto as provided in the Indenture.

(vi) The Securities of each series initially will be represented by securities registered in the name of the nominee of The Depository Trust Company. Except as set forth in the Indenture or in the prospectus supplement dated October 19, 2020 relating to the public offering of the Securities, the Securities will not be issuable in certificated form.

(vii) The 2026 Notes will be redeemable prior to maturity as described in Section 2 of the form of the 2026 Notes attached hereto. The 2031 Notes will be redeemable prior to maturity as described in Section 2 of the form of the 2031 Notes attached hereto.

(viii) The Securities of each series will be subject to repayment at the option of the holders as described in Section 3 of the form of each series of the Securities attached hereto.

(ix) The Securities shall be issued in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

(x) The Securities shall be defeasible pursuant to the Article VIII of the Indenture.

(xi) The Securities shall not have the benefit of any sinking fund.

FURTHER RESOLVED, the form of the Securities attached hereto as Exhibit A is hereby approved.

All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Indenture.

[Remainder of page intentionally left blank; signatures appear on next page]

IN WITNESS WHEREOF, the undersigned have hereunto signed their names as of the date first written above.

By:	/s/ Travis R. Marquette
Travis R. Marquette
Group Senior Vice President
and Chief Financial

By:	/s/ William Sheehan
William W. Sheehan
Senior Vice President, Finance

Officers’ Certificate Establishing Series

Exhibit A-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITORY”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED REGISTERED

ROSS STORES, INC.

0.875% Senior Notes Due 2026

CUSIP NO. 778296 AF0
ISIN NO. US778296AF07
No. R-[●] US$[●]

ROSS STORES, INC., a Delaware corporation (herein called the “Company,” which term includes                 any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] MILLION DOLLARS (US$[●]) on April 15, 2026, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually on each April 15 and October 15 (each an “Interest Payment Date”), commencing April 15, 2021 and at maturity on said principal sum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the rate per annum specified in the title of this Security, from the April 15 and October 15, as the case may be, next preceding the date of this Security to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Security, or unless no interest has been paid on this Security, in which case from October 21, 2020, until payment of said principal sum has been made or duly provided for. Payments of such principal and interest shall be made at the office or agency of the Company in United States, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal office of U.S. Bank National Association, One California Street, Suite 1000, San Francisco, California 94111; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security register; provided, further that so long as CEDE & CO. or another nominee of the Depository is the registered owner of this Security payments of principal and interest will be made in immediately available funds through the Depository's Same-Day Funds Settlement System. Notwithstanding the foregoing, if the date hereof is after April 1 or October 1, as the case may be, and before the following April 15 and October 15, this Security shall bear interest from such April 15 and October 15; provided, that if the Company shall default in the payment of interest due on such April 15 and October 15, then this Security shall bear interest from the next preceding April 15 and October 15, to which interest has been paid or, if no interest has been paid on this Security, from October 21, 2020. The interest payable on any April 15 and October 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the April 1 or October 1 (each a “Record Date”), as the case may be, next preceding such April 15 and October 15, and the interest payable at maturity will be payable to the person to whom the principal hereof shall be payable.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

[Signatures appear on next page]

IN WITNESS WHEREOF, ROSS STORES, INC. has caused this instrument to be signed by facsimile by its duly authorized representative.

Dated: [●], 2020

ROSS STORES, INC.

By: ________________________________
Name: Travis Marquette
Title: Group Senior Vice President and
Chief Financial Officer

0.875% Senior Notes due 2026 R-[●]

IN WITNESS WHEREOF, ROSS STORES, INC. has caused this instrument to be signed by facsimile by its duly authorized representative.

Dated: [●], 2020

ROSS STORES, INC.

By: ________________________________
Name: William W. Sheehan
Title: Senior Vice President, Finance

0.875% Senior Notes due 2026 R-[●]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: ___________________________
Authorized Signatory

ROSS STORES, INC.

0.875% Senior Notes Due 2026

Section 1. General. This Note is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of September 18, 2014 (the “Indenture”), between Ross Stores, Inc. (the “Company”) and U.S. Bank National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated on the face hereof.

Section 2. Redemption; Sinking Fund. (a) Except as provided in paragraph (b) below, the Securities are not redeemable prior to maturity.

(b) The Securities are redeemable, in whole at any time or in part from time to time, in either case, prior to the Par Call Date at the option of the Company at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed on that redemption date; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed on that redemption date that would be due if the Securities to be redeemed matured on the Par Call Date, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

The Securities are redeemable at the option of the Company, in whole or in part, at any time or on or after the Par Call Date at a redemption price equal to 100% of the principal amount of the Securities to be redeemed on that redemption date, plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date according to this Security and the Indenture.

The Company shall calculate or cause the calculation of the redemption price and the Trustee shall have no duty to calculate or verify the Company’s calculations thereof.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term (as measured from the date of redemption) of the Securities to be redeemed (assuming the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Par Call Date” means March 15, 2026.

“Quotation Agent” means any Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC and BofA Securities, Inc. (or their respective affiliates that are a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) and (ii) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

(c) The Securities will not be subject to any sinking fund.

Section 3. Repurchase at the Option of Holders Upon Change of Control Triggering Event

(a) If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as provided in Section 2 above, the Company will make an offer to each Holder of Securities to repurchase all or any part (in integral multiples of $1,000) of that Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase.

(b) Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

(c) The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 3, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 3 by virtue of such conflict.

(d) On the Change of Control Triggering Event payment date, the Company will, to the extent lawful:

(i) accept for payment all Securities or portions of Securities (in integral multiples of $1,000) properly tendered pursuant to the aforementioned offer;

(ii) deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Securities being purchased by the Company.

(e) The paying agent will promptly mail to each Holder of Securities properly tendered the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(f) The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

(g) The following terms for purposes of this Section 3 shall have the respective meanings specified below:

“Below Investment Grade Rating Event” means the Securities cease to be rated Investment Grade by both Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change). Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.
“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and those of its subsidiaries taken as a whole to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one or more of its subsidiaries;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock, measured by voting power rather than number of shares;

(3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction;

(4) the first day on which a majority of the members of the Company’s Board of Directors cease to be Continuing Directors; or

(5) the adoption of a plan relating to the Company’s liquidation or dissolution.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) under the Exchange Act, selected by the Company as a replacement agency for Moody’s or S&P, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global and its successors.
“Voting Stock” means, with respect to any person, capital stock of any class or kind the Holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 4. Events of Default. If an Event of Default specified in clause (6) or (7) of Section 6.1 of the Indenture occurs, all then outstanding Securities will become due and payable immediately without further action or notice. If any other Event of Default for the Securities occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities may, declare all of the Securities to be due and payable immediately by notice in writing to the Company and, in case of a notice by Holders, also to the Trustee specifying the respective Event of Default and that it is a notice of acceleration.

Section 5. Modifications and Waivers; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

Section 6. Authorized Denominations. The Securities are issuable in registered form, without coupons, in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth and to the limitations described below, if applicable, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Section 7. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the United States, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the securities registrar (which shall initially be the Trustee, U.S. Bank National Association, One California Street, Suite 1000, San Francisco, California 94111 (Attention: Global Corporate Trust Services) or at such other address as it may designate as its principal corporate trust office in the United States), duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security is exchangeable only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this Security or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Security shall be exchangeable for certificated Securities in registered form or (z) an Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Securities represented hereby has occurred and is continuing, provided that the definitive Securities so issued in exchange for this permanent Security shall be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in certificated registered form will be issued in exchange for this permanent Security, or any portion hereof, only if such Securities in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Section 8. Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 9. No Recourse Against Certain Persons. No recourse for the payment of the principal or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Supplemental Indenture thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of either of them, either directly or through the Company or any successor corporation of either of them, whether by virtue of any constitution, statute or rule or law or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof, expressly waived and released.

Section 10. Defeasance. The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon payment of all of the Securities of such series or upon the irrevocable deposit with the Trustee of cash or U.S. Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article Ten of the Indenture.

Section 11. Governing Law; Jurisdiction. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 12. Defined Terms. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________________________
(Minor)
Custodian ___________________________
(Cust)
Under Uniform Gifts to Minors Act ____________________________
(State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______ _____________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________________

Signature: _______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Exhibit A-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITORY”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED REGISTERED

ROSS STORES, INC.

1.875% Senior Notes Due 2031

CUSIP NO. 778296 AG8
ISIN NO. US778296AG89
No. R-[●] US$[●]

ROSS STORES, INC., a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] MILLION DOLLARS (US$[●]) on April 15, 2031, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon semi-annually on each April 15 and October 15 (each an “Interest Payment Date”), commencing April 15, 2021 and at maturity on said principal sum, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the rate per annum specified in the title of this Security, from the April 15 and October 15, as the case may be, next preceding the date of this Security to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Security, or unless no interest has been paid on this Security, in which case from October 21, 2020, until payment of said principal sum has been made or duly provided for. Payments of such principal and interest shall be made at the office or agency of the Company in United States, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal office of U.S. Bank National Association, One California Street, Suite 1000, San Francisco, California 94111; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security register; provided, further that so long as CEDE & CO. or another nominee of the Depository is the registered owner of this Security payments of principal and interest will be made in immediately available funds through the Depository's Same-Day Funds Settlement System. Notwithstanding the foregoing, if the date hereof is after April 1 or October 1, as the case may be, and before the following April 15 and October 15, this Security shall bear interest from such April 15 and October 15; provided, that if the Company shall default in the payment of interest due on such April 15 and October 15, then this Security shall bear interest from the next preceding April 15 and October 15, to which interest has been paid or, if no interest has been paid on this Security, from October 21, 2020. The interest payable on any April 15 and October 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the April 1 or October 1 (each a “Record Date”), as the case may be, next preceding such April 15 and October 15, and the interest payable at maturity will be payable to the person to whom the principal hereof shall be payable.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

[Signatures appear on next page]

IN WITNESS WHEREOF, ROSS STORES, INC. has caused this instrument to be signed by facsimile by its duly authorized representative.

Dated: [●], 2020

ROSS STORES, INC.

By: ________________________________
Name: Travis Marquette
Title: Group Senior Vice President and
Chief Financial Officer

1.875% Senior Notes due 2031 R-[●]

IN WITNESS WHEREOF, ROSS STORES, INC. has caused this instrument to be signed by facsimile by its duly authorized representative.

Dated: [●], 2020

ROSS STORES, INC.

By: ________________________________
Name: William W. Sheehan
Title: Senior Vice President, Finance

1.875% Senior Notes due 2031 R-[●]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: ___________________________
Authorized Signatory

ROSS STORES, INC.

1.875% Senior Notes Due 2031

Section 1. General. This Note is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of September 18, 2014 (the “Indenture”), between Ross Stores, Inc. (the “Company”) and U.S. Bank National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated on the face hereof.

Section 2. Redemption; Sinking Fund. (a) Except as provided in paragraph (b) below, the Securities are not redeemable prior to maturity.

(b) The Securities are redeemable, in whole at any time or in part from time to time, in either case, prior to the Par Call Date at the option of the Company at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed on that redemption date; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed on that redemption date that would be due if the Securities to be redeemed matured on the Par Call Date, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

The Securities are redeemable at the option of the Company, in whole or in part, at any time or on or after the Par Call Date at a redemption price equal to 100% of the principal amount of the Securities to be redeemed on that redemption date, plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date according to this Security and the Indenture.

The Company shall calculate or cause the calculation of the redemption price and the Trustee shall have no duty to calculate or verify the Company’s calculations thereof.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term (as measured from the date of redemption) of the Securities to be redeemed (assuming the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Par Call Date” means January 15, 2031.

“Quotation Agent” means any Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC and BofA Securities, Inc. (or their respective affiliates that are a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) and (ii) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

(c) The Securities will not be subject to any sinking fund.

Section 3. Repurchase at the Option of Holders Upon Change of Control Triggering Event

(a) If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as provided in Section 2 above, the Company will make an offer to each Holder of Securities to repurchase all or any part (in integral multiples of $1,000) of that Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase.

(b) Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

(c) The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 3, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 3 by virtue of such conflict.

(d) On the Change of Control Triggering Event payment date, the Company will, to the extent lawful:

(i) accept for payment all Securities or portions of Securities (in integral multiples of $1,000) properly tendered pursuant to the aforementioned offer;

(ii) deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Securities being purchased by the Company.

(e) The paying agent will promptly mail to each Holder of Securities properly tendered the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(f) The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

(g) The following terms for purposes of this Section 3 shall have the respective meanings specified below:

“Below Investment Grade Rating Event” means the Securities cease to be rated Investment Grade by both Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change). Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.
“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and those of its subsidiaries taken as a whole to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one or more of its subsidiaries;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock, measured by voting power rather than number of shares;

(3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction;

(4) the first day on which a majority of the members of the Company’s Board of Directors cease to be Continuing Directors; or

(5) the adoption of a plan relating to the Company’s liquidation or dissolution.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) under the Exchange Act, selected by the Company as a replacement agency for Moody’s or S&P, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global and its successors.
“Voting Stock” means, with respect to any person, capital stock of any class or kind the Holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 4. Events of Default. If an Event of Default specified in clause (6) or (7) of Section 6.1 of the Indenture occurs, all then outstanding Securities will become due and payable immediately without further action or notice. If any other Event of Default for the Securities occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities may, declare all of the Securities to be due and payable immediately by notice in writing to the Company and, in case of a notice by Holders, also to the Trustee specifying the respective Event of Default and that it is a notice of acceleration.

Section 5. Modifications and Waivers; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

Section 6. Authorized Denominations. The Securities are issuable in registered form, without coupons, in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth and to the limitations described below, if applicable, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Section 7. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the United States, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the securities registrar (which shall initially be the Trustee, U.S. Bank National Association, One California Street, Suite 1000, San Francisco, California 94111 (Attention: Global Corporate Trust Services) or at such other address as it may designate as its principal corporate trust office in the United States), duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security is exchangeable only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this Security or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Security shall be exchangeable for certificated Securities in registered form or (z) an Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Securities represented hereby has occurred and is continuing, provided that the definitive Securities so issued in exchange for this permanent Security shall be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in certificated registered form will be issued in exchange for this permanent Security, or any portion hereof, only if such Securities in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Section 8. Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 9. No Recourse Against Certain Persons. No recourse for the payment of the principal or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Supplemental Indenture thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of either of them, either directly or through the Company or any successor corporation of either of them, whether by virtue of any constitution, statute or rule or law or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof, expressly waived and released.

Section 10. Defeasance. The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon payment of all of the Securities of such series or upon the irrevocable deposit with the Trustee of cash or U.S. Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article Ten of the Indenture.

Section 11. Governing Law; Jurisdiction. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 12. Defined Terms. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________________________
(Minor)
Custodian ___________________________
(Cust)
Under Uniform Gifts to Minors Act ____________________________
(State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______ _____________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________________

Signature: _______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.